Filed Pursuant to Rule 497(e)
                                                    1933 Act File No. 333-29289
                                                     1940 Act File No. 811-8255

                              THE WORLD FUNDS, INC.

                                  GenomicsFund

                        Supplement dated January 15, 2003
                                     to the
                        Prospectus dated January 2, 2003

1. Effective January 15, 2003, xGENx, LLC has resigned as adviser to the Fund. The Board of Directors of the Company have appointed a new adviser and sub-adviser, subject to shareholder approval.

2. The following disclosure replaces in its entirety the third footnote under the section entitled "FEES AND EXPENSES":

     (3) In the interest of limiting expenses of the Fund, Commonwealth Capital Management, LLC (the "Adviser")has assumed the existing expense limitation agreement from xGENx, LLC. Pursuant to the agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses for the first three years following commencement of operations so that the ratio of total annual operating expenses for the Fund is limited to 1.90%. The Adviser will be entitled to the reimbursement of fees waived or reimbursed by the Adviser to the Fund. The total amount of reimbursement recoverable by the Adviser is the sum of all fees previously waived or reimbursed by the Adviser to the Fund during any of the previous five (5) years, less any reimbursement previously paid. During the fiscal year ended August 31, 2002, xGENx, LLC, the predecessor adviser, waived fees and/or reimbursed expenses at the annual rate of 0.89% of the Fund's average net assets and the Fund received custodial fee credits at the annual rate of 0.04% of its average daily net assets.

3. The following disclosure replaces in its entirety the section entitled "MANAGEMENT" - "Adviser":

Investment Adviser.

Commonwealth Capital Management, LLC (the "Adviser"), located at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, manages the investments of the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). The Adviser, subject to the general supervision of the Board of Directors of the Company, manages the Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities, and maintains related records.

Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.00% on the first $250 million of average daily net assets of the Fund; 0.875% on the average daily net assets of the Fund in excess of $250 million and not more than $500 million; and 0.75% on the average daily net assets of the Fund over $500 million.

In the interest of limiting expenses of the Fund, the Adviser has assumed the existing expense limitation agreement from xGENx, LLC. Pursuant to the agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses for the first three years following commencement of operations so that the ratio of total annual operating expenses for the Fund will not exceed 1.90% of net assets. The limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business.

The Adviser will be entitled to reimbursement of fees waived or reimbursed by the Adviser to the Fund. The total amount of reimbursement recoverable by the Adviser (the "Reimbursement Amount") is the sum of all fees previously waived or reimbursed by the Adviser to the Fund during any of the previous five (5) years, less any reimbursement previously paid by the Fund to the Adviser with respect to any waivers, reductions, and payments made with respect to the Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. Such reimbursement must be authorized by the Board of Directors of the Company.

The Adviser has entered into a Sub-Advisory Agreement (the "Sub-Advisory Agreement") with Satuit Capital Management , LLC, 146 Front Street, Suite 204, Mill Wharf Plaza, Scituate, Massachusetts 02066. Robert J. Sullivan has been the President and principal shareholder of the Sub-Adviser since its inception and has been the portfolio manager of the Fund since January 15, 2003.

The Sub-Adviser provides the Adviser with investment analysis and timing advice, research and statistical analysis relating to the management of the portfolio securities of the Fund. The investment recommendations of the Sub-Adviser are subject to the review and approval of the Adviser (acting under the supervision of the Company's Board of Directors). The Adviser, from its advisory fee, pays the Sub-Adviser one-half of the advisory fee received from the Fund.

Portfolio Manager

Since January 15, 2003, Mr. Robert J. Sullivan is principally responsible for the portfolio management of the Fund. Mr. Sullivan, who controls the Sub-Adviser, has been President of the Sub-Adviser since its founding and has been active in the investment field professionally for more than seventeen years. Since December 12, 2000, the Adviser and Mr. Sullivan have also served as the investment adviser and portfolio manager to the Satuit Capital Micro Cap Fund ("SATMX"), a series of another open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

Prior to January 15, 2003, xGENx, LLC was the investment adviser to the Fund. xGENx was entitled to receive monthly compensation accrued daily at an annual rate of 1.00% on the first $250 million of average daily net assets of the Fund; 0.875% on the average daily net assets of the Fund in excess of $250 million and not more than $500 million; and 0.75% on the average daily net assets of the Fund over $500 million. For the fiscal year ended August 31, 2002, the xGENx waived fees in the amount of $117,389 and reimbursed expenses in the amount of $3,544.


                       PLEASE RETAIN FOR FUTURE REFERENCE

                              THE WORLD FUNDS, INC.

                                  GenomicsFund

                        Supplement dated January 15, 2003
                                     to the
           Statement of Additional Information dated January 2, 2003

1.    Effective January 15, 2003, xGENx, LLC has resigned as adviser to the
Fund.     The Board of Directors of the Company have appointed a new adviser and sub-adviser, subject to shareholder approval.

2. The following disclosure replaces in its entirety the bio presented in the section entitled "MANAGEMENT OF THE COMPANY" "Directors and Officers" for Mr. Steven Newby:

========================================================================
Name, Address and  Position(s) Number  Principal                Other
Age                Held        of      Occupation(s) During     Directorships
                   with        Funds   the Past 5 Years         by
                   Company     in                               Directors
                   and         Company                          and
                   Tenure      Overseen                         Number of
                                                                Funds in
                                                                the Complex
                                                                Overseen
------------------------------------------------------------------------
------------------------------------------------------------------------
Officers:

*Robert J. Sullivan  Vice President  N/A     Chairman of the Board, President
5 Driftwood Lane     of the Company          and Treasurer of Satuit Capital
Scituate, MA 02066   and President           Management Trust, an open-end
(40)                 of the                  investment management company,
                     GenomicsFund and        since December, 2000; Managing
                     series since            Director and Investment Officer of
                     January, 2003           Satuit Capital Management, LLC, a
                                             registered investment adviser,
                                             from June, 2000 to Present,
                                             Portfolio Manager and Senior
                                             Equity Analyst at Cadence
                                             Capital Management from 1997 to
                                             2000, an institutional asset
                                             management firm; Institutional
                                             Equity Sales Trader at Fidelity
                                             Capital Markets from 1992 to  1993;
                                             and Customer Service
                                             Representative at Bridge
                                             Information Systems from 1987 to
                                             1992.


3. The following disclosure replaces in its entirety the section entitled "Approval of the Investment Advisory Agreement":

Approval of the Investment Management Agreement and Investment Advisory
Agreement

xGENx, LLC, the predecessor adviser to the Fund informed the Board of Directors of the Company of its resignation as adviser to the Fund effective January 15, 2003. Because of this termination, the Board of Directors of the Company approved the terms and conditions of: (i) the interim Investment Advisory Agreement between the Company, on behalf of the Fund, and Commonwealth Capital Management, LLC (the "Adviser"); and (ii) the interim Investment Sub-Advisory Agreement between the Adviser, on behalf of the Fund, and Satuit Capital Management, LLC (the "Sub-Adviser"), subject to shareholder approval, at a telephonic meeting on January 15, 2003. At the meeting, the directors reviewed the materials provided to the directors in advance of the meeting. These materials included a description of the interim agreements, information concerning the fees charged for investment advisory or sub-advisory services, information on the Fund's expense ratio, including the agreement in place to waive fees and/or cap the expense ratio, performance data for the Fund and comparable competitors and indices, and information concerning the personnel rendering investment advisory or sub-advisory services to the Fund.

The Board discussed the various information provided to them and reviewed the terms and conditions of the interim agreements. The Board also reviewed the nature, scope and quality of the investment advisory or sub-advisory services provided to the Fund. They noted that Mr. Pasco, Chairman of the Board and an officer of the Company, could benefit from the approval of these agreements. The Board discussed the profitability of the Adviser and the Sub-Adviser. A discussion ensued concerning the approval of each interim agreement

4. The following disclosure replaces in its entirety the section entitled "ADVISER AND ADVISORY AGREEMENT":

Investment Adviser

Commonwealth Capital Management, LLC (the "Adviser"), 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, is the Fund's investment adviser. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is an independent, privately held limited liability company. Mr. John Pasco, III, Chairman of the Board of the Company and President of the Fund, is President of the Adviser.

The Adviser provides investment advisory services pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Unless sooner terminated, the Advisory Agreement will continue in effect from year to year as long as such continuance is approved at least annually: (1) by the Company's Board of Directors; or (2) by a majority vote of the outstanding voting securities of the Fund and a majority of the directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act. The Advisory Agreement will automatically terminate in the event of its "assignment", as that term is defined in the 1940 Act, and may be terminated without penalty at any time upon sixty (60) days' written notice to the other party by: (i) the majority vote of all the directors or by vote of a majority of the outstanding voting securities of the Fund; or (ii) the Adviser.

Under the Advisory Agreement, the Adviser, subject to the supervision of the directors, provides a continuous investment program for the Fund, including investment research and management with respect to securities, investments and cash equivalents, in accordance with the Fund's investment objective, policies, and restrictions as set forth in the prospectus and this SAI. The Adviser is responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. The Adviser also maintains books and records with respect to the securities transactions of the Fund and furnishes to the directors such periodic or other reports as the directors may request.

In the interest of limiting expenses of the Fund, the Adviser has assumed the existing expense limitation agreement from xGENx, LLC. Pursuant to the agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses for the first three years following commencement of operations so that the ratio of total annual operating expenses of the Fund is limited to 1.90%. This limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The Adviser will be entitled to reimbursement of fees waived or reimbursed. The total amount of reimbursement recoverable by the Adviser (the "Reimbursement Amount") is the sum of all fees previously waived or reimbursed by the Adviser to the Fund during any of the previous five (5) years, less any reimbursement previously paid by the Fund to the Adviser with respect to any waivers, reductions, and payments made with respect to the Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. Such reimbursement must be authorized by the Board of Directors of the Company.

Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.00% on the first $250 million of average daily net assets of the Fund; 0.875% on the average daily net assets of the Fund in excess of $250 million and not more than $500 million; and 0.75% on the average daily net assets of the Fund over $500 million.

Pursuant to the terms of the Advisory Agreement, the Adviser pays all expenses incurred by it in connection with its activities thereunder, except the cost of securities (including brokerage commissions, if any) purchased for the Fund. The services furnished by the Adviser under the Advisory Agreement are not exclusive, and the Adviser is free to perform similar services for others.

Investment  Sub-Adviser

The Adviser has entered into an Sub-Advisory Agreement (the "Sub-Advisory Agreement") with Satuit Capital Management, LLC (the "Sub-Adviser"). Mr. Robert
J. Sullivan has been the President and principal shareholder of the Sub-Adviser since its inception and has been the portfolio manager of the Fund since January 15, 2003.

The Sub-Adviser provides the Adviser with investment analysis and timing advice, research and statistical analysis relating to the management of the portfolio securities of the Fund. The investment recommendations of the Sub-Adviser are subject to the review and approval of the Adviser (acting under the supervision of the Company's Board of Directors). The Adviser, from its advisory fee, pays the Sub-Adviser one-half of the advisory fee received from the Fund.


                       PLEASE RETAIN FOR FUTURE REFERENCE